UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: May 17, 2009

(Date of earliest event reported)

Peplin, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53410	26-0641830
(Commission File Number)	(IRS Employer Identification No.)

6475 Christie Avenue Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

(510) 653-9700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 17, 2009, Peplin, Inc. (“Peplin”) issued a press release announcing positive results with its lead product candidate PEP005 (ingenol mebutate) Gel in its Phase III actinic (solar) keratosis clinical trial for the treatment of lesions on non-head locations, which include the trunk and extremities. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
99.1	Peplin, Inc. press release dated May 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEPLIN, INC.

By:	/s/ David J.B. Smith David J.B. Smith Chief Financial Officer

Date: May 22, 2009

EXHIBIT INDEX

Number	Description
99.1	Peplin, Inc. press release dated May 17, 2009.